UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. )
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☐ Soliciting Material Pursuant to §240.14a-12
NEWPARK RESOURCES, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than Registrant)
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August   , 2009

Dear Fellow Stockholder:

At the request of the Board of Directors, you are cordially invited to attend a Special Meeting of Stockholders of Newpark Resources, Inc., which will be held on Thursday, October 8, 2009, at 10:00 a.m., Central Daylight Time, at The Marriott Woodlands Waterway Hotel & Convention Center, 1601 Lake Robbins Drive, The Woodlands, Texas 77380. Both your Board of Directors and I hope you will be able to attend.

The purposes of the special meeting are to consider and vote upon proposals to (1) amend the Newpark Resources, Inc. Restated Certificate of Incorporation to increase the number of authorized shares of common stock, par value $.01 per share, from 100,000,000 to 200,000,000, and (2) adjourn, postpone or continue the Special Meeting if necessary to solicit additional proxies for approval of the foregoing proposal.

The proposed amendment is more fully described in the Notice of Special Meeting of Stockholders and the accompanying Proxy Statement.

Whether or not you plan to attend the Special Meeting, it is important that you study carefully the information provided in the Proxy Statement and vote. Please promptly vote your shares by telephone, by the internet or, if the Proxy Statement was mailed to you, by marking, signing, dating and returning the proxy card in the prepaid envelope so that your shares can be voted in accordance with your wishes.

Sincerely,

PAUL L. HOWES
President and Chief Executive Officer

NEWPARK RESOURCES, INC.

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD ON OCTOBER 8, 2009

To the Stockholders of Newpark Resources, Inc.

The Special Meeting of Stockholders of Newpark Resources, Inc., a Delaware corporation, will be held on Thursday, October 8, 2009, at 10:00 a.m., Central Daylight Time, at The Marriott Woodlands Waterway Hotel & Convention Center, 1601 Lake Robbins Drive, The Woodlands, Texas 77380, for the following purposes:

(1) To consider and act upon a proposal to amend the Newpark Resources, Inc. Restated Certificate of Incorporation to increase the number of authorized shares of common stock, par value $0.01 per share, from 100,000,000 to 200,000,000; and

(2) To approve the adjournment, postponement or continuation of the Special Meeting to solicit additional proxies if there are insufficient proxies at the Special Meeting to approve the foregoing proposal.

Only stockholders of record at the close of business on August 19, 2009, will be entitled to notice of and to vote at the Special Meeting and any adjournment or postponement. A list of stockholders entitled to vote at the Special Meeting will be available at the Special Meeting and for 10 days prior to the Special Meeting at our executive offices, 2700 Research Forest Drive, Suite 100, The Woodlands, Texas 77381.

All stockholders are cordially invited to attend the Special Meeting in person. Whether or not you expect to attend the Special Meeting, please promptly vote your shares by telephone, by the internet or, if this Proxy Statement was mailed to you, by marking, signing, dating and returning it as soon as possible in the enclosed postage prepaid envelope in order that your vote be cast at the Special Meeting. The giving of your proxy will not affect your right to vote in person should you later decide to attend the Special Meeting. If your shares are held in the name of a bank, broker or other holder of record, you will receive instructions from the holder of record for you to follow in order to vote your shares.

BY ORDER OF THE BOARD OF DIRECTORS NEWPARK RESOURCES, INC.

Mark J. Airola
Vice President, General Counsel, Chief
Administrative Officer and Secretary

The Woodlands, Texas
Dated: August   , 2009

NEWPARK RESOURCES, INC.
2700 Research Forest Drive, Suite 100
The Woodlands, Texas 77381

PROXY STATEMENT
AUGUST   , 2009

GENERAL INFORMATION

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Newpark Resources, Inc. for the Special Meeting of Stockholders to be held at The Marriott Woodlands Waterway Hotel & Convention Center, 1601 Lake Robbins Drive, The Woodlands, Texas 77380 on Thursday, October 8, 2009, at 10:00 a.m., Central Daylight Time, and any postponements or adjournments of the Special Meeting.

Record Date and Outstanding Shares

Only stockholders of record at the close of business on August 19, 2009 are entitled to receive notice of and to vote at the Special Meeting. On that date, we had outstanding            shares of common stock, each of which is entitled to one vote upon each proposal presented at the Special Meeting.

Notice of Internet Availability of Proxy Materials

In accordance with rules adopted by the Securities and Exchange Commission (the “SEC”), we are making this Proxy Statement and related materials available over the internet under the “notice and access” delivery model. The “notice and access” rule removes the requirement for public companies to automatically send its stockholders a printed set of proxy materials and allows them instead to deliver to their stockholders a “Notice of Internet Availability of Proxy Materials” and to provide access to the documents over the internet. A Notice of Internet Availability of Proxy Materials was first mailed to all stockholders of record on or about August   , 2009.

This Proxy Statement, the form of proxy and voting instructions are being made available on or about August   , 2009 at www.proxyvote.com. You may also request a printed copy of this Proxy Statement and the form of proxy by telephone at 1-800-579-1639, via the internet at www.proxyvote.com or by email in accordance with the instructions given on the Notice of Internet Availability of Proxy Materials.

Any stockholder may request to receive proxy materials in printed form by mail or electronically by email on an ongoing basis by making such request via the internet, email or by telephone. A request to receive proxy materials in printed form or electronically by email will remain in effect until the request is terminated by the stockholder.

Voting Information

Stockholders may vote in person at the Special Meeting or by proxy. We recommend that you vote by proxy even if you plan to attend the Special Meeting. If your shares are held in the name of a bank, broker or other holder of record, you will receive instructions from the holder of record for you to follow in order to vote your shares.

Revocation of Proxies

Any stockholder giving a proxy may revoke the proxy before it is voted by notifying our Secretary in writing before or at the Special Meeting, by providing a proxy bearing a later date to our Secretary, by voting again via the internet or telephone, or by attending the Special Meeting and expressing a desire to vote in person. If you are a beneficial owner and wish to change your vote, you must contact the bank, broker or other holder of record that holds your shares prior to the Special Meeting to assist you with this process.

Subject to this revocation, all proxies will be voted as directed by the stockholder on the proxy card. If no choice is specified, proxies will be voted

•	“FOR” amending the Newpark Resources, Inc. Restated Certificate of Incorporation to increase the number of authorized shares of common stock from 100,000,000 to 200,000,000, and

•	“FOR” the adjournment, postponement or continuation of the Special Meeting if the number of shares present or represented and voting in favor of Proposal 1 is insufficient to approve Proposal 1; however, no proxy that is specifically marked AGAINST Proposal 1 will be voted in favor of the adjournment, postponement or continuation if no choice is specified for Proposal 2.

The proxy confers discretionary authority to the persons named in the proxy authorizing those persons to vote, in their discretion, on any other matters properly presented at the Special Meeting. Management is not currently aware of, nor does it intend to present at the Special Meeting, any such other matters.

Your cooperation in promptly voting your shares via internet or telephone or, if you received this Proxy Statement by mail, by returning the enclosed proxy, will reduce our expenses and enable our management and employees to continue their normal duties for your benefit with minimum interruption for follow-up proxy solicitation.

Quorum

The presence at the Special Meeting, either in person or by proxy, of the holders of a majority of the shares of common stock outstanding on the record date is necessary to constitute a quorum for the transaction of business. Abstentions and “broker non-votes” are counted for purposes of determining the presence of a quorum.

Vote Required for Approval

Approval of the amendment to the Newpark Resources, Inc. Restated Certificate of Incorporation to increase the number of authorized shares of common stock from 100,000,000 to 200,000,000 requires the affirmative vote, in person or by proxy, of the holders of a majority of the outstanding shares of our common stock as of the record date. Any abstentions and broker non-votes with respect to the proposed amendment to our Restated Certificate of Incorporation will have the same effect as a vote against the proposed amendment.

Approval of the proposal to adjourn, postpone or continue the Special Meeting requires the affirmative vote, in person or by proxy, of the holders of a majority of the shares of our common stock present at the meeting. Accordingly, abstentions will be counted as present at the Special Meeting for purposes of the proposal and will have the same effect as a vote against the proposal. Any broker non-vote will not affect whether the adjournment, postponement or continuation proposal is approved.

Solicitation of Proxies

The cost of preparing, printing and delivering this Proxy Statement, the Notice of Special Meeting and the form of proxy, as well as the cost of soliciting proxies relating to the Special Meeting, will be borne by us. In addition to this distribution, officers and other regular employees of ours may solicit proxies personally, electronically or by telephone, but no additional compensation will be paid to these individuals on account of these activities. We will reimburse banks, brokerage houses and other custodians, nominees and fiduciaries for their reasonable expenses in forwarding proxy materials to the beneficial owners of the shares held by them of record.

We may retain the services of Georgeson & Company Inc. in connection with soliciting proxies for the Special Meeting for an estimated fee of $4,000 to $8,500, plus appropriate out-of-pocket expenses.

PROPOSAL NO. 1

AMENDMENT TO THE NEWPARK RESOURCES, INC.
RESTATED CERTIFICATE OF INCORPORATION

Introduction

On July 28, 2009, our Board of Directors adopted resolutions to approve an amendment to our Restated Certificate of Incorporation to increase the number of shares of common stock we are authorized to issue from 100,000,000 to 200,000,000, thereby increasing the total number of authorized shares of capital stock from 101,000,000 to 201,000,000 shares, and directing that a proposal to approve the amendment be submitted to our stockholders. The Board of Directors will retain the right to abandon effecting the increase in authorized shares after stockholder approval if it is determined by the Board of Directors, in its sole discretion, that effecting the increase in authorized shares is no longer in the best interests of the Company and its stockholders. Assuming the resolution is approved by our stockholders, the increase in authorized shares will become effective upon the filing of an amendment to our Restated Certificate of Incorporation with the Secretary of State of the State of Delaware.

The form of the proposed amendment to our Restated Certificate of Incorporation is attached to this proxy statement as Annex A. We currently plan to file the amendment effecting the increase as soon as reasonably practicable after receiving approval from our stockholders at the Special Meeting.

Reasons for the Increase in Authorized Shares

The current Restated Certificate of Incorporation authorizes the issuance of up to 100,000,000 shares of common stock and 1,000,000 shares of preferred stock. As of August 12, 2009, a total of 88,877,918 shares of common stock were issued and outstanding, and we held 2,666,544 shares of common stock as treasury shares. As of August 12, 2009, approximately 9,575,430 shares of common stock were reserved for issuance pursuant to our outstanding equity plans and outstanding warrant. Taking into consideration our treasury shares which are available for grants under our equity plans, we have only 570,120 shares of common stock which are currently unreserved and available for future use. The par value of our common stock will remain at $0.01 per share. The increase will not alter the current number of issued shares.

The availability of additional shares of common stock will give us the flexibility to issue shares for general corporate purposes, including, among other things, financing activities, acquisitions and joint ventures. Approval of the amendment to our Restated Certificate of Incorporation would in certain circumstances permit such actions to be taken without the delays and expense associated with obtaining stockholder approval at that time, except to the extent required by applicable state law or stock exchange listing requirements for the particular transaction. The Board of Directors has considered other potential uses of the additional authorized shares of common stock, including the possibility of securing additional equity financing through public or private offerings, establishing additional employee or director equity compensation plans or arrangements or for other general corporate purposes.

Although our Board of Directors has no present plans to issue any additional shares of common stock, except in connection with our existing equity benefit plans, our Board of Directors believes that the proposed increase in the number of authorized shares of our common stock is necessary to provide us with the necessary flexibility to pursue corporate opportunities.

Effects of the Amendment to Increase Authorized Shares

The increase in the number of authorized shares of common stock is not being proposed as a means of preventing or dissuading a change in control or takeover of us. However, use of these additional shares for such a purpose is possible in the future. If approved, the effect of the increase in proportion of authorized but unissued shares of our common stock to issued and outstanding shares could enable our Board of Directors to render it difficult, or discourage an attempt, to obtain control of us by means of a merger, tender offer, proxy contest or otherwise, and thereby protect the continuity of present management. Our Board of Directors would, unless prohibited by applicable law or listing requirements, have additional shares of common stock available to effect transactions in which the number of outstanding shares would be increased and would thereby dilute the interest of any party attempting to gain control of the company as well as the interests of our existing stockholders, possibly having a negative effect on the market price of our common stock. Further, such action could discourage an acquisition of Newpark which the stockholders might view as desirable. The amendment is not being proposed in response to any known effort or threat to acquire control of our company and is not part of a plan by management to adopt a series of amendments to our Restated Certificate of Incorporation and bylaws having an anti-takeover effect.

The increase in the number of authorized shares of common stock, and the corresponding increase in the total number of shares authorized, will not have an immediate effect on the rights of existing stockholders. The effective increase in the authorized number of unissued shares of common stock could have a number of effects on our stockholders depending upon the exact nature and circumstances of any actual issuances of authorized but unissued shares. To the extent that additional authorized shares of common stock are issued in the future, such issuance will decrease the existing stockholders’ percentage equity ownership interests and, depending upon the price at which such shares of common stock are issued, could be dilutive to the existing stockholders.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THIS PROPOSAL TO AMEND OUR RESTATED CERTIFICATE OF INCORPORATION TO INCREASE THE AUTHORIZED SHARES OF COMMON STOCK FROM 100,000,000 TO 200,000,000.

PROPOSAL NO. 2.

ADJOURNMENT OF THE SPECIAL MEETING

If at the Special Meeting, the number of shares of common stock present or represented and voting in favor of Proposal No. 1 is insufficient to approve the proposal, our management may move to adjourn, postpone or continue the Special Meeting to permit the solicitation of additional proxies in favor of Proposal No. 1. In that event, you will be asked to vote only upon the adjournment, postponement or continuation proposal and not on any other proposal.

In this proposal, we are asking you to authorize the holder of any proxy solicited by our Board of Directors to vote in favor of adjourning, postponing or continuing the Special Meeting and any later adjournments. If our stockholders approve the adjournment, postponement or continuation proposal, we could adjourn, postpone or continue the Special Meeting, and any adjourned session of the Special Meeting, to use the additional time to solicit additional proxies in favor of Proposal No. 1.

No proxy that is specifically marked AGAINST Proposal No. 1 will be voted in favor of the adjournment, postponement or continuation proposal unless it is specifically marked FOR the discretionary authority to adjourn, postpone or continue the Special Meeting to a later date.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE PROPOSAL TO ADJOURN THE SPECIAL MEETING.

OWNERSHIP OF COMMON STOCK

Certain Beneficial Owners

The following table sets forth information, as of the date indicated in the applicable Schedule 13G with respect to each stockholder identified as beneficially owning greater than 5% of our common stock, the number of outstanding shares of our common stock and the percentage beneficially owned. Except as otherwise indicated below, each person named in the table has sole voting and investment power with respect to all shares of common stock beneficially owned by that person.

	Shares of Common Stock
	Beneficially Owned
Name and Address of Beneficial Owner	Number	Percent

Wells Fargo & Company(1)	13,372,932	15.1%
420 Montgomery Street San Francisco, California 94104
FMR LLC(2)	13,298,554	14.9%
82 Devonshire Street Boston, Massachusetts 02109
Steinberg Asset Management, LLC(3)	6,088,336	6.8%
12 East 49(th) Street, Suite 1202 New York, New York 10017
Heartland Advisors, Inc.(4)	5,768,225	6.5%
789 N. Water Street, Suite 500 Milwaukee, Wisconsin 53202
Barclays Global Investors, NA(5)	5,305,302	6.0%
400 Howard Street San Francisco, California 94105
Dimensional Fund Advisors, LP(6)	5,172,899	5.9%
1299 Ocean Avenue Santa Monica, California 90401

(1)	Based solely on an Amendment No. 4 to a Schedule 13G jointly filed with the SEC on May 1, 2009 by Wells Fargo & Company, Wells Capital Management Incorporated, and Wells Fargo Funds Management, LLC. According to the Schedule 13G/A, (i) Wells Fargo & Company has sole voting power with respect to 13,207,972 shares, sole dispositive power with respect to 13,179,912 shares and shared dispositive power with respect to 56,150 shares; (ii) Wells Capital Management Incorporated has sole voting power with respect to 3,692,471 shares and sole dispositive power with respect to 12,961,236 shares; and (iii) Wells Fargo Funds Management, LLC has sole voting power with respect to 9,376,301 shares and sole dispositive power with respect to 216,346 shares. The address for each of Wells Capital Management Incorporated and Wells Fargo Funds Management, LLC is 525 Market Street, San Francisco, California 94105.

(2)	Based solely on an Amendment No. 3 to Schedule 13G filed jointly with the SEC by FMR LLC and Edward C. Johnson 3d on August 10, 2009. According to the Schedule 13G/A, FMR LLC is the beneficial owner of 13,298,554 shares as a result of acting as investment adviser to various investment companies registered under Section 8 of the Investment Company Act of 1940. The ownership of one investment company, VIP III Mid Cap Portfolio, amounted to 7,471,341 shares or 8.402% of the common stock outstanding. VIP III Mid Cap Portfolio has its principal business office at 82 Devonshire Street, Boston, Massachusetts 02109. Edward C. Johnson 3d and FMR LLC, through its control of Fidelity Management & Research Company (“Fidelity”), and the funds each has sole power to dispose of the 13,065,654 shares owned by certain funds. Neither FMR LLC nor Edward C. Johnson 3d, Chairman of FMR LLC, has the sole power to vote or direct the voting of the shares owned directly by the Fidelity funds, which power resides with the Boards of Trustees of the funds. Fidelity carries out the voting of the shares under written guidelines established by the Board of Trustees of the Fidelity funds.

(3)	Based solely on an Amendment No. 4 to Schedule 13G filed with the SEC on February 18, 2009. According to the Schedule 13G/A, Steinberg Asset Management, LLC has sole voting power and sole dispositive power with respect to 6,088,336 shares and Michael A. Steinberg has sole voting and sole dispositive power with respect to 2,700 shares. Michael A. Steinberg may be deemed to have beneficial ownership of the securities beneficially owned by Steinberg Asset Management, LLC and Michael A. Steinberg & Company, Inc.

(4)	Based solely on Amendment No. 2 to Schedule 13G filed with the SEC on February 11, 2009. According to the Schedule 13G/A, Heartland Advisors, Inc., a registered investment adviser, and William J. Nasgovitz, Heartland’s President and principal shareholder, share voting power with respect to 5,676,525 shares and share dispositive power with respect to 5,768,225 shares. These shares are deemed to be beneficially held by Heartland by virtue of its investment discretion and voting authority granted by certain clients, which may be revoked at any time, and by Mr. Nasgovitz as a result of his ownership interest in Heartland. Heartland and Mr. Nasgovitz disclaim beneficial ownership of these shares.

(5)	Based solely on a Schedule 13G jointly filed with the SEC on February 5, 2009 by Barclays Global Investors, NA, Barclays Global Fund Advisors, Barclays Global Investors, Ltd., Barclays Global Investors Japan Limited, Barclays Global Investors Canada Limited, Barclays Limited Global Investors Australia Limited, and Barclays Global Investors (Deutschland) AG. According to the Schedule 13G/A, (i) Barclays Global Investors, NA, has sole voting power with respect to 2,316,153 shares and sole dispositive power with respect to 2,657,450 shares and (ii) Barclays Global Fund Advisors has sole voting and sole dispositive power with respect to 2,647,852 shares.

(6)	Based solely on an Amendment No. 1 Schedule 13G filed with the SEC on February 9, 2009. According to the Schedule 13G/A, Dimensional Fund Advisors LP is an investment advisor registered under Section 203 of the Investment Advisors Act of 1940 and furnishes investment advice to four investment companies registered under the Investment Company Act of 1940, and serves as investment manager to certain other commingled group trusts and separate accounts. In its role as investment advisor or manager, Dimensional possesses investment and/or voting power over the securities and may be deemed to be the beneficial owner of the shares. However, all securities reported in the Schedule are owned by the investment companies, therefore, Dimensional Fund Advisors LP disclaims beneficial ownership of the securities.

Ownership of Directors and Executive Officers

The following table sets forth information with respect to the beneficial ownership of our outstanding common stock as of August 12, 2009, by (i) each current director, (ii) each named executive officer identified in the Summary Compensation Table in our proxy statement for our 2009 annual meeting, and (iii) all current directors and executive officers as a group. Except as otherwise indicated below, each person named in the table has sole voting and investment power with respect to all shares of common stock beneficially owned by that person, except to the extent that authority is shared by spouses under applicable law. None of the shares reported below are pledged as security.

	Shares Beneficially Owned
Name	Number		Percent(1)

Paul L. Howes	757,669	(2)	*
David C. Anderson	90,431	(3)	*
Jerry W. Box	118,631	(4)	*
Gary L. Warren	70,431	(5)	*
James W. McFarland	103,431	(6)	*
G. Stephen Finley	62,764		*
James E. Braun	174,747	(7)	*
Mark J. Airola	179,747	(8)	*
Bruce C. Smith	125,012	(9)	*
William D. Moss	69,801	(10)	*
All current directors and executive officers as a group (12 persons)	1,814,246	(11)	2.0%

*	Indicates ownership of less than 1%.

(1)	The percentage ownership is based on 88,877,918 shares of common stock outstanding as of August 12, 2009. For purposes of this table, a person or group of persons is deemed to have “beneficial ownership” of any shares that such person or group of persons has the right to acquire within 60 days of August 12, 2009 (or October 11, 2009).

(2)	Includes (i) 531,668 shares issuable upon exercise of options and (ii) 80,000 shares which remain subject to a restricted stock award and will vest 40,000 shares on March 22, 2010 and 40,000 shares on March 22, 2011.

(3)	Includes 12,667 shares issuable upon the exercise of options.

(4)	Includes 32,767 shares issuable upon the exercise of options.

(5)	Includes 12,667 shares issuable upon the exercise of options.

(6)	Includes 10,667 shares issuable upon the exercise of options.

(7)	Includes (i) 33,333 shares which remain subject to a restricted stock award and will vest on October 11, 2009 and (ii) 59,168 shares upon the exercise of options.

(8)	Includes (i) 33,333 shares which remain subject to a restricted stock award and will vest on October 2, 2009 and (ii) 59,168 shares upon the exercise of options.

(9)	Includes 103,501 shares issuable upon the exercise of options.

(10)	Includes 29,801 shares issuable upon the exercise of options.

(11)	Includes (i) 880,775 shares issuable upon the exercise of options and (ii) 390,486 shares which remain subject to restricted stock awards.

OTHER MATTERS

We do not presently know of any matters other than those described above that may be presented for stockholder action at the Special Meeting. However, if any other matters are properly presented at the Special Meeting, it is the intention of the persons named as proxies to vote in accordance with their judgment on these matters, subject to direction by the Board of Directors.

STOCKHOLDER PROPOSALS

Stockholder proposals intended to be considered for inclusion in our proxy materials for the 2010 Annual Meeting of Stockholders must be received by us by December 23, 2009. Proposals should be directed to the attention of the Corporate Secretary, Newpark Resources, Inc., 2700 Research Forest Drive, Suite 100, The Woodlands, Texas 77381. Any proposals will be subject to the requirements of the proxy rules adopted under the Securities Exchange Act of 1934 as well as the procedures in our bylaws, and must include a brief description and text of the proposal, the name and address of the stockholder, the class and number of shares of stock owned by that stockholder, and any material interest of the stockholder in the proposal.

For proposals not intended to be submitted in next year’s proxy statement, but sought to be presented at our 2010 Annual Meeting of Stockholders, our bylaws provide that stockholder proposals, including director nominations, must be received at our principal executive offices no later than ninety (90) days prior to the date of our annual meeting; provided, that if the date of the annual meeting was not publicly announced more than one hundred (100) days prior to the date of the annual meeting, the notice by the stockholder will be timely if delivered to our principal executive offices no later than the close of business on the tenth (10th) day following the day on which such notice of the date of the meeting was communicated to the stockholders. In addition, proxies to be solicited by our Board of Directors for the 2010 Annual Meeting of Stockholders will confer discretionary authority to vote on any stockholder proposal presented at that meeting, unless we receive notice of such proposal not later than March 1, 2010. A copy of our bylaws may be obtained upon written request to our Corporate Secretary at our principal executive offices, 2700 Research Forest Drive, Suite 100, The Woodlands, Texas 77381.

SEC rules and regulations provide that if the date of our 2010 Annual Meeting is advanced or delayed more than 30 days from the date of the 2009 Annual Meeting, stockholder proposals intended to be included in the proxy materials for the 2010 Annual Meeting must be received by us within a reasonable time before we begin to print and mail the proxy materials for the 2010 Annual Meeting. Upon determination by us that the date of the 2010 Annual Meeting will be advanced or delayed by more than 30 days from the date of the 2009 Annual Meeting, we will disclose that change in the earliest possible Quarterly Report on Form 10-Q or as otherwise permitted by the Securities Exchange Act.

DELIVERY OF DOCUMENTS TO STOCKHOLDERS SHARING AN ADDRESS

All stockholders of record as of the record date will receive a copy of our Notice of Internet Availability of Proxy Materials. Stockholders residing in the same household who hold their shares in the name of a bank, broker or other holder of record may receive only one Notice of Internet Availability of Proxy Materials. This process by which only one Notice of Internet Availability of Proxy Materials is delivered to multiple security holders sharing an address, unless contrary instructions are received from one or more of the security holders, is called “householding.” Householding may provide convenience for stockholders and cost savings for companies. Once begun, householding may continue unless instructions to the contrary are received from one or more of the stockholders within the household.

Street name stockholders in a single household who received only one copy of the Notice of Internet Availability of Proxy Materials may request to receive separate copies in the future by following the instructions provided on the voting instruction form sent to them by their bank, broker or other holder of record. Similarly, street name stockholders who are receiving multiple copies may request that only a single set of materials be sent to them in the future by checking the appropriate box on the voting instruction form. Otherwise, street name stockholders should contact their bank, broker, or other holder.

If you are receiving multiple copies of the Notice of Internet Availability of Proxy Materials, you also may request orally or in writing to receive a single copy by calling (281) 362-6800, or writing to Corporate Secretary, Newpark Resources, Inc., 2700 Research Forest Drive, Suite 100, The Woodlands, Texas 77381. However, if you wish to receive a paper proxy and voting instruction form or other proxy materials for participation and voting in this year’s annual meeting, follow the instructions included in the Notice of Internet Availability of Proxy Materials sent to you.

WHERE YOU CAN FIND MORE INFORMATION

We file annual, quarterly and current reports, proxy statements and other information with the SEC. You may read and copy any reports, proxy statements or other information that we file with the SEC at its Public Reference Room, 100 F Street, N.E., Washington D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information on the Public Reference Rooms. You may also obtain copies of this information by mail from the Public Reference Section of the SEC, 100 F Street, N.E., Washington D.C. 20549, at prescribed rates. Our public filings are also available to the public from document retrieval services and the Internet web site maintained by the SEC at www.sec.gov.

Any person, including any beneficial owner, to whom this proxy statement is delivered may request copies of proxy statements, reports or other information concerning us filed with the SEC, without charge, by written or telephonic request directed to us at Newpark Resources, Inc., 2700 Research Forest Drive, Suite 100, The Woodlands, TX 77381, (281) 362-6800, or from the SEC through the SEC’s web site at www.sec.gov.

ANNEX A

CERTIFICATE OF AMENDMENT
TO THE
RESTATED CERTIFICATE OF INCORPORATION
OF
NEWPARK RESOURCES, INC.

Newpark Resources, Inc. (the “Corporation”), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “DGCL”), hereby certifies as follows:

FIRST:  The name of the Corporation is Newpark Resources, Inc. The Restated Certificate of Incorporation of the Corporation was filed with the Delaware Secretary of State’s Office on November 5, 1998.

SECOND:  This Certificate of Amendment to the Restated Certificate of Incorporation of the Corporation was duly adopted in accordance with Section 242 of the DGCL. The Board of Directors duly adopted resolutions setting forth and declaring advisable this Certificate of Amendment to the Restated Certificate of Incorporation of the Corporation and directed that the proposed amendment be considered by the stockholders of the Corporation. A special meeting of stockholders was duly called upon notice in accordance with Section 222 of the DGCL and held on October 8, 2009, at which meeting the necessary number of shares were voted in favor of the proposed amendment. The stockholders of the Corporation duly adopted this Certificate of Amendment to the Restated Certificate of Incorporation of the Corporation.

THIRD:  Article FOURTH of the Restated Certificate of Incorporation is hereby amended by deleting all of Paragraph A of Article FOURTH and replacing it with the following in substitution therefor:

“A. The corporation is authorized to issue two classes of shares to be designated, respectively, “Preferred Stock” and “common stock.” The total number of shares which this corporation shall have authority to issue is Two Hundred One Million (201,000,000), of which One Million (1,000,000) shall be Preferred Stock and Two Hundred Million (200,000,000) shall be common stock. The Preferred Stock and the common stock shall each have a par value of $.01 per share.”

FOURTH:  This Certificate of Amendment to the Restated Certificate of Incorporation shall become effective at [     p.m.], Eastern time, on the date this Certificate of Amendment to the Restated Certificate of Incorporation is filed with the Secretary of State of the State of Delaware.

IN WITNESS WHEREOF, this Certificate of Amendment to the Restated Certificate of Incorporation has been executed for and on behalf of the Corporation by an officer thereunto duly authorized and attested to as of [          ], 2009.

NEWPARK RESOURCES, INC.

By:
Name:
Title:

NEWPARK RESOURCES, INC. 2700 RESEARCH FOREST DRIVE SUITE 100 THE WOODLANDS, TEXAS 77381 VOTE BY INTERNET — www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. VOTE BY PHONE — 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.
TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY The Board of Directors recommends you vote FOR the following proposal(s): For Against Abstain 1 To amend the Newpark Resources, Inc. Restated Certificate of Incorporation to increase the number of authorized shares of common stock, par value $.01 per share, from 100,000,000 to 200,000,000. 1 To approve the adjournment, postponement or continuation of the Special Meeting to solicit additional proxies if there are insufficient proxies at the Special Meeting to approve the foregoing proposal. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer. 0 0 0 0 0 0 0000028885_1 R2.09.05.010 Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting: The Notice & Proxy Statement is/are available at www.proxyvote.com . NEWPARK RESOURCES, INC. Special Meeting of Stockholders October 8, 2009 10:00 AM This proxy is solicited by the Board of Directors The undersigned stockholder(s) hereby appoint(s) Paul L. Howes and Mark J. Airola, or either of them, as proxies, each with the power to appoint (his/her) substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of NEWPARK RESOURCES, INC. that the shareholder(s) is/are entitled to vote at the Special Meeting of Stockholders to be held at 10:00 AM, CDT on October 8, 2009, at the The Marriott Woodlands Waterway Hotel, 1601 Lake Robbins Drive, The Woodlands, Texas 77380, and any adjournment or postponement thereof. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations. Continued and to be signed on reverse side